EXHIBIT 99.2 3Q 2018 Earnings Conference Call October 24, 2018

Safe Harbor Statement Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; the cost of protecting assets against, or damage due to, cyber crime and terrorism; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward- looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2017 Form 10-K and 2018 Forms 10-Q (which section is incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. 2

Participants • Gerry Anderson – Chairman and CEO • Jerry Norcia – President and COO • Peter Oleksiak – Senior Vice President and CFO • Barbara Tuckfield – Director, Investor Relations 3

• Overview • Financial Update • Business Update 4

Increasing 2018 operating EPS* guidance; continuing to deliver significant shareholder value • Increasing 2018 operating EPS guidance midpoint by $0.17 to $6.30 • Broke ground on natural gas power plant • Received constructive gas rate order • Achieved successful NEXUS in service • Progressing on Renewable Natural Gas (RNG) projects • Providing 2019 operating EPS early outlook • Reiterating 5% - 7% operating EPS growth * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 5

2018 guidance update keeps DTE on track to meet or exceed guidance for 11th consecutive year Operating EPS* 8% CAGR 9% CAGR $6.30E $5.59 $5.28 $4.82 $4.60 $4.09 $3.94 $3.60 $3.73 $3.30 $2.90 Actual Original guidance midpoint 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 6

Strong operating EPS* growth continues in 2019 Operating EPS • Early outlook for 2019 EPS is $6.15 6% CAGR – 6% CAGR over 5 year period $6.30 $6.15 • 2019 outlook anticipates REF tax equity $5.78 $5.59 transaction $5.28 – Accelerates cash flows of ~$100 $4.82 $4.60 million/year for 3 years – Lowers earnings by ~$40 million or >$0.20/share – Strongly NPV positive • Early outlook also accounts for – Exceptional strength at GSP in 2018 2014 2015 2016 2017 2018 2018 2019 – Return to normal weather at Electric Original Revised Early Guidance Guidance Outlook in 2019 Midpoint Midpoint Midpoint – Healthy underlying growth in all business units * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 7

• Overview • Financial Update • Business Update 8

3Q 2018 operating earnings* variance (millions, except EPS) 3Q 2017 3Q 2018 Change Primary Drivers Favorable weather (enabling 4Q reinvestment) and rate implementation offset by higher O&M DTE Electric $ 222 $ 304 $ 82 expense and rate base growth DTE Gas (13) (28) (15) O&M expense timing and rate base growth Lower tax rate and favorability across all Gas Storage & Pipelines 36 64 28 platforms Power & Industrial Projects 44 63 19 Higher REF volumes Energy Trading (10) 15 25 Stronger performance across portfolio Corporate & Other (15) (30) (15) Lower tax rate and higher interest expense DTE Energy $ 264 $ 388 $ 124 Operating EPS $ 1.48 $ 2.13 $ 0.65 Avg. Shares Outstanding 179 182 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 9

Increasing 2018 operating EPS* guidance midpoint by $0.17 (millions, except EPS) Prior Revised Guidance Guidance Weather favorability offset by reliability DTE Electric $648 - $662 $667 - $679 reinvestment DTE Gas 152 - 160 152 - 160 Raised guidance midpoint by $40 million Gas Storage & Pipelines 225 - 235 225 - 235 in 2Q Raised guidance midpoint by $38 million Power & Industrial Projects 155 - 170 155 - 170 in 2Q Energy Trading 5 - 20 20 - 30 Strong performance across portfolio Corporate & Other (110) - (100) (110) - (100) DTE Energy $1,075 - $1,147 $1,109 - $1,174 Operating EPS $5.94 - $6.32 $6.12 - $6.48 Avg. Shares Outstanding 181 181 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 10

2019 operating EPS* early outlook grows 6.4% from 2018 original guidance (millions, except EPS) 2018 2018 2019 Original Revised Early Guidance Guidance Outlook DTE Electric $648 - $662 $667 - $679 $698 - $712 DTE Gas 152 - 160 152 - 160 171 - 179 Gas Storage & Pipelines 185 - 195 225 - 235 208 - 218 Power & Industrial Projects 115 - 135 155 - 170 119 - 134 Energy Trading 5 - 20 20 - 30 15 - 25 Corporate & Other (100) - (90) (110) - (100) (112) - (102) DTE Energy $1,005 - $1,082 $1,109 - $1,174 $1,099 - $1,166 Operating EPS $5.57 - $5.99 $6.12 - $6.48 $5.97 - $6.33 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 11

2019 operating earnings* early outlook for utilities shows material growth from 2018 original guidance (millions) DTE Electric DTE Gas Operating Earnings Operating Earnings $705 $175 Revised guidance $673 $18 $156 Original guidance $655 Original guidance 2018 2019 Early 2018 2019 Early Midpoint Outlook Midpoint Midpoint Outlook Midpoint 2019 early outlook 2019 early outlook • Grows 7.6% from 2018 original guidance • Grows 12.2% from 2018 original guidance due to distribution and generation investments • Includes growth from NEXUS related assets (benefiting customer rates), • Reflects normal weather and normalizes accelerated main renewal program and reinvestment from levels included in other infrastructure improvements revised guidance * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 12

2019 operating earnings* early outlook for non-utilities grows from 2018 original guidance (millions) GSP P&I Operating Earnings Operating Earnings Revised guidance $230 Revised guidance $163 $213 $40 $38 $127 Original guidance $190 Original guidance $125 2018 2019 Early 2018 2019 Early Midpoint Outlook Midpoint Midpoint Outlook Midpoint 2019 early outlook 2019 early outlook • Follows an exceptional 2018 • Includes ~$40 million reduction in REF earnings due to tax equity transaction • Anticipates transition from AFUDC earnings at NEXUS and more normal volumes • Accelerates ~$100 million of cash annually over across all platforms the next 3 years • New 2018 RNG transactions and Ford cogeneration deal contribute earnings in 2020 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 13

• Overview • Financial Update • Business Update 14

Reliability investments at utilities support growth and increase customer satisfaction DTE Electric • Broke ground on 1,100 MW natural gas power plant • Proposing expanded renewables investments to support 300 MW voluntary renewables program with the opportunity to expand based on customer demand DTE Gas • Received constructive rate order – ROE of 10% – 52% equity / 48% debt – Accelerated over $450 million of main renewal capital over the next five years 15

Non-utility businesses achieved significant milestones with encouraging new project queue GSP • NEXUS in service – Flowing gas – Able to serve multiple markets P&I • RNG – Two projects started in 2017 performing well – Two projects closed in 2018 under construction – Currently in exclusive discussions for several more projects • Cogeneration – Ford project under construction; online in late 2019 16

Summary • Strong 2018 performance enables 2nd guidance increase and significant reinvestment • On path to 11th consecutive year of meeting or exceeding original guidance • Providing early outlook for 2019 operating EPS* which provides 6.4% growth from 2018 original guidance • Driving utility growth through infrastructure investments focused on adding clean generation and improving both reliability and the customer experience • Non-utilities achieved significant milestones including NEXUS in-service and securing RNG projects • Delivering 5% - 7% EPS growth and dividends that drive premium total shareholder returns * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 17

Contact us DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030 18

Appendix 19

DTE Electric variance analysis (millions) Operating Earnings* Variance Primary Drivers $14 ($11) $16 $304 $63 • Warmer weather in 2018 $222 Variance to normal weather – 3Q 2017: $3 – 3Q 2018: $66 3Q 2017 Weather Rate Case Rate Base O&M 3Q 2018 Operating Impact Growth and Operating Earnings Other Earnings * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 20

Weather and DTE Electric weather normal sales Cooling degree days – DTE Electric service territory Heating degree days – DTE Gas service territory 3Q 2017 3Q 2018 % change 3Q 2017 3Q 2018 % change Actuals 590 822 39% Actuals 100 88 (12%) Normal 580 580 0% Normal 115 118 3% Deviation from normal 2% 42% Deviation from normal (13%) -25% YTD 2017 YTD 2018 % change YTD 2017 YTD 2018 % change Actuals 822 1,145 39% Actuals 3,561 4,135 16% Normal 795 795 0% Normal 4,164 4,143 (1%) Deviation from normal 3% 44% Deviation from normal (14%) 0% Earnings impact of weather – DTE Electric Earnings impact of weather – DTE Gas Variance from normal weather Variance from normal weather ($ millions, after-tax) 3Q YTD ($ millions, after-tax) 3Q YTD 2017 $3 ($11) 2017 $0 ($26) 2018 $66 $97 2018 $0 $2 ($ per share) 3Q YTD ($ per share) 3Q YTD 2017 $0.02 ($0.06) 2017 $0.00 ($0.14) 2018 $0.36 $0.53 2018 $0.00 $0.01 Weather normal sales – DTE Electric service area (GWh) YTD 2017 YTD 2018 % change Residential 11,425 11,433 0% Business & Other* 24,525 24,476 0% TOTAL SALES 35,950 35,909 0% 21 * Includes choice of 3,635 YTD 2017 and 3,573 YTD 2018

Actual cash flow and capital expenditures (billions) (millions) Cash Flow Capital Expenditures YTD 2017 YTD 2018 YTD 2017 YTD 2018 DTE Electric Cash From Operations* $1.6 $2.0 Base Infrastructure $584 $630 Capital Expenditures (1.8) (2.3) New Generation 41 81 Free Cash Flow ($0.2) ($0.3) Distribution Infrastructure 478 529 $1,103 $1,240 Asset Sales & Other ($0.1) - DTE Gas Dividends (0.4) (0.5) Base Infrastructure $140 $176 Net Cash ($0.7) ($0.8) NEXUS Related 73 18 Main Renewal 123 128 Debt Financing: $336 $322 Issuances $1.1 $1.4 Non-Utility $387 $784 Redemptions (0.4) (0.6) Change in Debt $0.7 $0.8 Total $1,826 $2,346 * Includes $0 and $0.25 billion of equity issued for employee benefit programs YTD 2017 and YTD 2018, respectively 22

2018 cash flow and capital expenditures guidance (billions) (millions) Cash Flow Capital Expenditures 2018 2018 Guidance Guidance Cash From Operations* $2.2 DTE Electric Base Infrastructure $750 Capital Expenditures (3.6) New Generation 340 Free Cash Flow ($1.4) Distribution Infrastructure 810 $1,900 Asset Sales & Other - DTE Gas Dividends (0.6) Base Infrastructure $257 Net Cash ($2.0) NEXUS Related 13 Main Renewal 190 Debt Financing: $460 Issuances $2.1 Non-Utility $1,100-$1,300 Redemptions (0.1) Change in Debt $2.0 Total $3,460-$3,660 * Includes $0.25 billion of equity issued for employee benefit programs 23

DTE Electric and DTE Gas regulatory update DTE Electric DTE Gas • General rate case - filed July 2018 (U-20162) • General rate case - order received – Final order: May 2019 September 2018 (U-18999) – Rate recovery: $328 million – Effective: October 2018 – ROE: 10.5% – Rate recovery: $9 million ($47 million net rate impact after termination of tax credit) – Capital structure: 49% debt, 51% equity – ROE: 10.0% – Rate base: $17.2 billion – Capital structure: 48% debt, 52% equity – Staff position expected November 7 – Rate base: $4.2 billion • Capacity charge case - April 2017 (U-18248) • Expect to file rate cases every ~2 years – March 2018 MPSC staff report indicated adequate capacity • 5 year electric distribution plan filed January 2018 (U-18014) • Received Certificate of Necessity for natural gas plant April 2018 (U-18419) 24

3Q and YTD Energy Trading reconciliation of operating earnings* to economic net income 3Q 2017 2018 • Economic net income equals economic Operating Earnings ($10) $15 gross margin*** minus O&M expenses and Accounting Adjustments** 7 3 taxes Economic Net Income ($3) $18 • DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors YTD • Internally, DTE Energy uses economic net income as one of the measures to review 2017 2018 performance against financial targets and Operating Earnings $12 $24 budget Accounting Adjustments** 7 17 Economic Net Income $19 $41 * Reconciliation of operating earnings (non-GAAP) to reported earnings also included in the appendix ** Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not marked-to-market, instead are recognized for accounting purposes on an accrual basis; and 2) operating adjustments for unrealized marked-to-market changes of certain derivative contracts *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs 25

Reconciliation of reported to operating earnings (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors 26

Reconciliation of reported to operating EPS (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 27

2008 – 2009 full year reconciliation of reported to operating EPS (non-GAAP)

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

2008 Segment Diluted Earnings Per Share

	Pre-tax adjustments	Income taxes	EPS
DTE Energy Reported EPS			$3.36
DTE Electric			
	-	-	-
DTE Gas			
Performance excellence process	$0.04	($0.01)	$0.03
Gas Storage & Pipelines			
	-	-	-
Power & Industrial Projects			
Performance excellence process	0.01	-	0.01
Energy Trading			
Performance excellence process	0.01	-	0.01
Corporate & Other			
Residual hedge impact from Antrim sale	0.12	(0.04)	0.08
Tax true-up from sale of joint venture - Crete	0.01	-	0.01
Discontinued operations			
Synfuels	(0.20)	0.07	(0.13)
Unconventional Gas Production	(0.74)	0.27	(0.47)
DTE Energy Operating EPS	($0.75)	$0.29	$2.90

2009 Segment Diluted Earnings Per Share

	Pre-tax adjustments	Income taxes	EPS
DTE Energy Reported EPS			$3.24
DTE Electric			
Chrysler accounts receivable bad debt reserve	$0.04	($0.02)	$0.02
DTE Gas			
Gain on sale of MichCon natural gas gathering and treating assets	(0.12)	0.04	(0.08)
Amortization of goodwill associated with sale of MichCon natural gas gathering and treating assets	0.12	(0.04)	0.08
Gas Storage & Pipelines			
	-	-	-
Power & Industrial Projects			
Chrysler accounts receivable bad debt reserve	0.01	-	0.01
General Motors accounts receivable bad debt reserve	0.03	(0.01)	0.02
Energy Trading			
Corporate & Other			
Residual hedge impact from Antrim sale	0.02	(0.01)	0.01
DTE Energy Operating EPS	$0.10	($0.04)	$3.30

28

2010 – 2011 full year reconciliation of reported to operating EPS (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 2010 Segment Diluted Earnings Per Share 2011 Segment Diluted Earnings Per Share Pre-tax Income Pre-tax Income adjustments taxes EPS adjustments taxes EPS DTE Energy Reported EPS $3.74 DTE Energy Reported EPS $4.18 DTE Electric DTE Electric Settlement with Detroit Thermal ($0.03) $0.01 ($0.02) Fermi asset retirement obligation $0.08 ($0.03) $0.05 DTE Gas DTE Gas Performance Excellence Program deferral approved by MPSC (0.19) 0.07 (0.12) - - - Gas Storage & Pipelines Gas Storage & Pipelines - - - - - - Power & Industrial Projects Power & Industrial Projects - - - - - - Energy Trading Energy Trading - - - Corporate & Other Corporate & Other Income tax adjustment due to - - - enactment of MCIT (0.50) - (0.50) DTE Energy Operating EPS ($0.22) $0.08 $3.60 DTE Energy Operating EPS ($0.42) ($0.03) $3.73 29

2012 – 2013 full year reconciliation of reported to operating EPS (non-GAAP)

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

2012 Segment Diluted Earnings Per Share

	Pre-tax adjustments	Income taxes	EPS
DTE Energy Reported EPS			$3.55
DTE Electric			
	-	-	-
DTE Gas			
	-	-	-
Gas Storage & Pipelines			
	-	-	-
Power & Industrial Projects			
Coke oven gas settlement	$0.06	($0.02)	$0.04
Chicago Fuels Terminal sale	0.02	(0.01)	0.01
Pet coke mill impairment	0.01	-	0.01
Energy Trading			
	-	-	-
Corporate & Other			
	-	-	-
Discontinued operations			
Unconventional gas production	0.48	(0.15)	0.33
DTE Energy Operating EPS	$0.57	($0.18)	$3.94

2013 Segment Diluted Earnings Per Share

	Pre-tax adjustments	Income taxes	EPS
DTE Energy Reported EPS			$3.76
DTE Electric			
	-	-	-
DTE Gas			
	-	-	-
Gas Storage & Pipelines			
	-	-	-
Power & Industrial Projects			
Asset impairment	$0.03	($0.01)	$0.02
Energy Trading			
Certain mark-to-market transactions	0.51	(0.20)	0.31
Corporate & Other			
	-	-	-
DTE Energy Operating EPS	$0.54	($0.21)	$4.09

30

2014 – 2015 full year reconciliation of reported to operating EPS (non-GAAP)

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

2014 Segment Diluted Earnings Per Share

	Pre-tax adjustments	Income taxes	EPS
DTE Energy Reported EPS			$5.10
DTE Electric			
	-	-	-
DTE Gas			
	-	-	-
Gas Storage & Pipelines			
	-	-	-
Power & Industrial Projects			
	-	-	-
Energy Trading			
Certain mark-to-market transactions	($0.93)	$0.36	($0.57)
Corporate & Other			
Investment impairment	0.04	(0.01)	0.03
NY state tax law change	0.07	(0.03)	0.04
DTE Energy Operating EPS	($0.82)	$0.32	$4.60

2015 Segment Diluted Earnings Per Share

	Pre-tax adjustments	Income taxes	EPS
DTE Energy Reported EPS			$4.05
DTE Electric			
2011/2012 PSCR disallowance	$0.11	($0.04)	$0.07
Tree trimming disallowance	0.06	(0.01)	0.05
DTE Gas			
	-	-	-
Gas Storage & Pipelines			
	-	-	-
Power & Industrial Projects			
Contract termination	0.08	(0.03)	0.05
Shenango Plant Closure	0.62	(0.23)	0.39
Energy Trading			
Certain mark-to-market transactions	0.43	(0.17)	0.26
Natural gas pipeline refund	(0.08)	0.03	(0.05)
Corporate & Other			
	-	-	-
DTE Energy Operating EPS	$1.22	($0.45)	$4.82

31

2016 – 2017 full year reconciliation of reported to operating EPS (non-GAAP)

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

2016 Segment Diluted Earnings Per Share

	Pre-tax adjustments	Income taxes	EPS
DTE Energy Reported EPS			$4.83
DTE Electric			
	-	-	-
DTE Gas			
	-	-	-
Gas Storage & Pipelines			
Transaction costs for AGS & SGG Acquisition	$0.08	($0.03)	$0.05
Power & Industrial Projects			
	-	-	-
Energy Trading			
Certain mark-to-market transactions	0.64	(0.25)	0.39
Corporate & Other			
Transaction costs for AGS & SGG Acquisition	0.02	(0.01)	0.01
DTE Energy Operating EPS	$0.74	($0.29)	$5.28

2017 Segment Diluted Earnings Per Share

	Pre-tax adjustments	Income taxes	EPS
DTE Energy Reported EPS			$6.32
DTE Electric			
MPSC disallowance of PSRC	$0.09	($0.03)	$0.06
Implementation costs of new billing system	0.05	(0.02)	0.03
Remeasurement of deferred taxes due to TCJA	-	(0.03)	(0.03)
DTE Gas			
Implementation costs of new billing system	0.03	(0.01)	0.02
Gas Storage & Pipelines			
Remeasurement of deferred taxes due to TCJA	-	(0.64)	(0.64)
Power & Industrial Projects			
Impairment of REF assets due to third party plant closure	0.07	(0.03)	0.04
Remeasurement of deferred taxes due to TCJA	-	(0.12)	(0.12)
Energy Trading			
Remeasurement of deferred taxes due to TCJA	-	0.01	0.01
Certain mark-to-market transactions	(0.49)	0.19	(0.30)
Corporate & Other			
Remeasurement of deferred taxes due to TCJA	-	0.20	0.20
DTE Energy Operating EPS	($0.25)	($0.48)	$5.59

32

Reconciliation of reported to operating earnings (non-GAAP) Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to- market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to- market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 33